UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 24, 2015

Good Times Restaurants Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-18590	84-1133368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 Union Blvd., Suite 400, Lakewood, Colorado 80228
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 384-1400

601 Corporate Circle, Golden, Colorado 80401
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry Into a Material Definitive Agreement.

Purchase Agreement

On April 24, 2015, Good Times Restaurants Inc. (the “Company”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) to purchase from five sellers all of the membership interests in Bad Daddy’s International, LLC, a North Carolina limited liability company (“BDI”). Upon completion of the purchase, BDI will become a wholly-owned subsidiary of the Company.

BDI owns all of the member interests in four limited liability companies, each of which owns and operates a Bad Daddy’s Burger Bar restaurant in North Carolina.  In addition, BDI owns a portion of the member interests in three other limited liability companies, each of which also owns a Bad Daddy’s Burger Bar restaurant in North Carolina.  BDI also owns the intellectual property associated with the Bad Daddy’s Burger Bar concept and owns 52 percent of the member interests in Bad Daddy’s Franchise Development, LLC (“BDFD”), which has granted franchises for the ownership and operation of Bad Daddy’s Burger Bar restaurants in South Carolina and Tennessee. BDI has also granted a license for the operation of a Bad Daddy’s Burger Bar at the Charlotte airport.  As a result of the purchase of BDI, the Company will acquire all of the foregoing interests and assets.

Pursuant to prior agreements, the Company acquired the right to develop Bad Daddy’s Burger Bar restaurants in Colorado, Oklahoma and Kansas.  The Company also acquired 48 percent of the member interests in BDFD and became the manager of BDFD.  Based on these agreements, the Company owns and operates three Bad Daddy’s Burger Bar restaurants in Colorado and has additional such restaurants under development.  Following the Company’s acquisition of BDI, the Company and BDI will be able to develop additional Bad Daddy’s Burger Bar restaurants without material geographic limitations.

The aggregate price to be paid by the Company for the purchase of BDI is up to $21,000,000, comprised of $18,500,000 payable in cash and a one-year secured promissory note bearing interest at 3.25 percent in the amount of $2,500,000.  However, depending on the sales of one of the BDI restaurants during a period prior to closing, there may be a contingent amount payable which will not exceed $500,000. To the extent that there is such a contingent payment, the principal amount of the promissory note will be reduced by the amount of the contingent payment.  Pursuant to a Pledge Agreement (the “Pledge Agreement”), the promissory note is secured by a pledge of the ownership of the two entities which own two of the acquired restaurants. Upon the reduction of the principal of the promissory note by at least 50% the sellers are to select one of the entities for release from the pledge.

The Purchase Agreement contains comprehensive representations, warranties and covenants of the sellers and their owners as to the assets and business of BDI and its subsidiaries. There are also broad indemnification obligations of the sellers and their owners for breaches of such obligations, and the enforcement rights of the Company include the right to offset any losses from a breach against the principal due on the above promissory note.  The Purchase Agreement also contains post-closing agreements by the sellers and their owners not to compete with BDI, not to solicit or hire employees of BDI and its subsidiaries, and to hold in confidence the proprietary and confidential information of BDI.

The Company has also entered into a Transition Services Agreement with a restaurant company owned by one of the present owners of BDI which has been furnishing management and administrative services for the BDI restaurants providing for such company to continue those services after the acquisition of the restaurants for an approximate two-month period.

The foregoing summary of the Purchase Agreement, the form of promissory note, the Transition Services Agreement and the form of Pledge Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Purchase Agreement, the form of promissory note, the Transition Services Agreement and the form of Pledge Agreement, copies of which are attached as Exhibits 2.1, 4.1, 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.  The Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Purchase Agreement or BDI’s business. The Purchase Agreement contains representations and warranties that the parties to the Purchase Agreement made solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Purchase Agreement. In addition, these representations and warranties (i) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may apply materiality standards different from what may be viewed as material to investors, and (iii) were made only as of the date of the Purchase Agreement or as of such other date or dates as may be specified in the Purchase Agreement.  Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Investors are urged not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances at this time or any other time.

Janney Montgomery Scott LLC is acting as the exclusive financial adviser to the Company in connection with the BDI acquisition and rendered a fairness opinion regarding the transaction to its Board of Directors.

In connection with the proposed acquisition of BDI, the Company and BDI issued a joint press release on April 28, 2015, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The Company also issued its own press release related to the acquisition on April 28, 2015, which is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.                      Other Events.

The Company is also filing this Current Report on Form 8-K to provide certain financial information with respect to BDI and the Company’s proposed acquisition of BDI discussed in Item 1.01 above.

Included in this filing as Exhibit 99.3 are the audited consolidated financial statements of BDI for the periods described in Item 9.01(a) below, the notes related thereto and the Report of the Independent Registered Public Accounting Firm.

Also included in this filing as Exhibit 99.4 is the pro forma financial information described in Item 9.01(b) below.

Item 9.01.                      Financial Statements and Exhibits.

(a)	Financial Statements

•
Audited consolidated financial statements of Bad Daddy’s International, LLC, comprised of consolidated balance sheets as of December 28, 2014 and December 29, 2013 and the related consolidated statements of earnings and comprehensive income, consolidated statements of shareholders' equity and consolidated statements of cash flows for the two years in the period ended December 28, 2014, the notes related thereto and the Report of the Independent Registered Public Accounting Firm, attached as Exhibit 99.3 hereto.

(b)	Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial information of the Company, giving effect to the acquisition of BDI, is included in Exhibit 99.5 hereto:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2014;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended September 30, 2014;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended December 31, 2014; and

•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

(d)	Exhibits.

Number	Description

2.1
Membership Interest Purchase Agreement, dated April 24, 2015, among Good Times Restaurants Inc., FS-BDI Holdings, LLC, Thompson Family Associates, LLC, Keeper Investments, LLC, James C. Verney and Fenner Restaurant Group, LLC*

4.1	Form of 3.25% Promissory Note

10.1	Transition Services Agreement, dated April 24, 2015, among Good Times Restaurants Inc. and FS Food Group, LLC

10.2	Form of Pledge Agreement between Bad Daddy’s International, LLC, Good Times Restaurants Inc. and Joseph F. Scibelli

23.1	Consent of Independent Registered Public Accounting Firm Farris, Cooke & Associates P.A.

99.1
Joint Press release of Good Times Restaurants Inc. and Bad Daddy’s International, LLC issued on April 28, 2015 titled “Bad Daddy’s International & Good Times Restaurants Announce Entering into Purchase & Sale Agreement for the Sale of Bad Daddy’s to Good Times”

99.2
Press release of Good Times Restaurants Inc. issued on April 28, 2015 titled “Good Times Restaurants Inc. Reports Entering into Purchase Agreement For All of the Interests of Bad Daddy’s International, LLC”

99.3
Audited consolidated financial statements of Bad Daddy’s International, LLC, as of December 28, 2014 and December 29, 2013 and for each of the two years in the period ended December 28, 2014, the notes related thereto and the Report of the Independent Registered Public Accounting Firm

99.4	Unaudited Pro Forma Financial Statements of Good Times Restaurants Inc.

*The schedules to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD TIMES RESTAURANTS INC.

Date: April 28, 2015	By:	/s/ Boyd E. Hoback
Boyd E. Hoback
President and Chief Executive Officer

EXHIBIT INDEX

Number	Description

2.1
Membership Interest Purchase Agreement, dated April 24, 2015, among Good Times Restaurants Inc., FS-BDI Holdings, LLC, Thompson Family Associates, LLC, Keeper Investments, LLC, James C. Verney and Fenner Restaurant Group, LLC*

4.1	Form of 3.25% Promissory Note

10.1	Transition Services Agreement, dated April 24, 2015, among Good Times Restaurants Inc. and FS Food Group, LLC

10.2	Form of Pledge Agreement between Bad Daddy’s International, LLC, Good Times Restaurants Inc. and Joseph F. Scibelli

23.1	Consent of Independent Registered Public Accounting Firm Farris, Cooke & Associates P.A.

99.1
Joint Press release of Good Times Restaurants Inc. and Bad Daddy’s International, LLC issued on April 28, 2015 titled “Bad Daddy’s International & Good Times Restaurants Announce Entering into Purchase & Sale Agreement for the Sale of Bad Daddy’s to Good Times”

99.2
Press release of Good Times Restaurants Inc. issued on April 28, 2015 titled “Good Times Restaurants Inc. Reports Entering into Purchase Agreement For All of the Interests of Bad Daddy’s International, LLC”

99.3
Audited consolidated financial statements of Bad Daddy’s International, LLC, as of December 28, 2014 and December 29, 2013 and for each of the two years in the period ended December 28, 2014, the notes related thereto and the Report of the Independent Registered Public Accounting Firm

99.4	Unaudited Pro Forma Financial Statements of Good Times Restaurants Inc.

*The schedules to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items